CERTAIN IDENTIFIED INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY “[***]”,  HAS BEEN EXCLUDED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Exhibit 10.2

FIFTH AMENDMENT OF THE LICENCE AND DEVELOPMENT AGREEMENT BETWEEN

Oxford BioMedica (UK) Limited

&

Orchard Therapeutics Limited

This fifth amendment of the licence and development agreement (the "Fifth Amendment") is made this 3rd day of May 2019 (the "Fifth Amendment Effective Date")

BETWEEN

Oxford BioMedica (UK) Ltd, a company incorporated in England and Wales whose registered office address is at Windrush Court, Transport Way, Oxford, OX4 6LT, United Kingdom, and other affiliated members of the Oxford BioMedica plc group of companies, (hereinafter “BioMedica”).

AND

Orchard Therapeutics Limited, a company incorporated in England whose registered office is at 108 Cannon Street, London, EC4N 6EU, United Kingdom (hereinafter “Orchard”)

WHEREAS BioMedica and Orchard entered into a licence and development agreement dated 28 November 2016 that has undergone five (5) amendments (together “the Agreement”) and wish to amend the Agreement as shown below.

NOW IT IS AGREED as follows:

1.	Schedule 5 of the agreement (the “Schedule”) shall be replaced in its entirety with the version attached hereto at Exhibit A. The purpose of the amendment is to update the listed Work Packages [***].

2.	Clause 4.5(b) shall be amended by the addition of the language underlined below as follows:

For the purposes of this Agreement, [***].

3.	Clause 4.5(c) shall be deleted and replaced with the following:

The relevant Party shall ensure that all subcontractors [***] are bound by confidentiality obligations and by provisions in relation to intellectual property which enable such Party to grant the rights set out in this Agreement. [***]

4.	Miscellaneous

4.1	This Fifth Amendment shall become effective on the Fifth Amendment Effective Date.

4.2

Except as specifically amended by this Fifth Amendment, the terms and conditions of the Agreement shall remain in full force and effect. All capitalized terms used but not otherwise defined in this Fifth Amendment shall have the meanings given to such terms in the Agreement.

CERTAIN IDENTIFIED INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY “[***]”,  HAS BEEN EXCLUDED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

4.3	This Fifth Amendment shall be governed by the laws of England as set forth in clause 12.14 of the Agreement.

Signed for and on behalf of the Orchard Therapeutics Limited

/s/: Scott Cross	Date:	10 May 2019
Print name:	Scott Cross
Position:	VP, Vector Operations

Signed for and on behalf of the Oxford BioMedica (UK) Ltd

s/: K Mitrophanous	Date:	03 May 2019
Print name:	K Mitrophanous
Position:	CSO

CERTAIN IDENTIFIED INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY “[***]”,  HAS BEEN EXCLUDED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

EXHIBIT A

SCHEDULE 5: COLLABORATION PLAN

Collaboration Plan updated 3rd May 2019

Below is a summary of work that either has been completed, is ongoing or is planned under Schedule 5 Collaboration Plan of Licence and Development Agreement between Oxford Biomedica Ltd and Orchard Therapeutics Ltd dated 28th November 2016.

ADA-SCID

a.	WORK COMPLETED

[***]

b.	WORK ONGOING

[***]

c.	FUTURE WORK

[***]

MPSIIIA

a.	WORK COMPLETED

[***]

b.	WORK ONGOING

[***]

c.	FUTURE WORK

[***]

[***]

CERTAIN IDENTIFIED INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY “[***]”,  HAS BEEN EXCLUDED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

OXFORD BIOMEDICA (UK) LIMITED

and

ORCHARD THERAPEUTICS (EUROPE) LTD

LICENCE AND DEVELOPMENT AGREEMENT

Amendment #6

CERTAIN IDENTIFIED INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY “[***]”,  HAS BEEN EXCLUDED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

BETWEEN:

(1)OXFORD BIOMEDICA (UK) LIMITED, a company incorporated in England and registered under number 03028927, whose registered office is at Windrush Court, Transport Way, Oxford, OX4 6LT (“BioMedica”); and

(2)ORCHARD THERAPEUTICS (EUROPE) LTD, a company incorporated in England and registered under number 09759506, whose registered office is at 108 Cannon Street, EC4N 6EU London ("Orchard").

BACKGROUND:

(A)Orchard has appointed BioMedica to perform development activities and to manufacture and supply lentiviral vectors, and Orchard has taken a licence under certain intellectual property of BioMedica, each on the terms of a Licence and Development Agreement executed on the 28th of November 2016 as amended by amendment agreements on 3 July 2017, 1 June 2018, 13 July 2018, 11 September 2018 and 10 May 2019 (the “Agreement”).

(B)The Agreement contains provisions regarding the issue of equity to BioMedica upon achievement of Milestones described in Schedule 3 of the Agreement.

(C)The Parties now wish to formally amend the provisions relating to certain milestones in accordance with the terms of this sixth amendment agreement in relation to the Agreement (“Sixth Amendment”).

(D)The Parties also wish to make amendments to provisions in the Agreement relating to [***] work packages and FTE rates, each as set out in this Sixth Amendment.

(E)The Parties acknowledge that, since executing the Agreement, Orchard’s name has changed from Orchard Therapeutics Limited, and Orchard is now known as Orchard Therapeutics (Europe) Ltd.

OPERATIVE PROVISIONS

1.1The Parties agree to delete Milestone 3 of Schedule 3 of the Agreement in its entirety and replace it with Milestone 3A, as follows:

Milestone 3A [***]

Orchard shall procure that Orchard Therapeutics PLC shall issue to BioMedica 116,136 ordinary shares in Orchard Therapeutics PLC, in three tranches as set out below, upon the achievement of the following:

(a)28% of such shares (32,518 shares) shall be issued to BioMedica upon [***];

(b)27% of such shares (31,357 shares) shall be issued to BioMedica upon [***]; and

(c)45% of such shares (52,261 shares) shall be issued to BioMedica upon [***].

CERTAIN IDENTIFIED INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY “[***]”,  HAS BEEN EXCLUDED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Payment for the milestones listed in clauses 1.1(b) and 1.1(c) of this Sixth Amendment will be made in the form of shares, provided that Orchard will have the ability, at its sole discretion, to elect to make such payment in the form of cash.  Such election must be made by Orchard in writing within [***] days from the Parties agreeing that the relevant milestone has been met, upon which BioMedica will issue an invoice. The amount of any such cash payment will be determined by calculating the volume weighted average price (VWAP) for Orchard Therapeutics PLC stock for the preceding [***] days prior to the issuance date and multiplying the VWAP by the number of shares to be issued.  Any such resulting cash payment will be made in USD and will be in lieu of the shares that would have been issued.

1.2Milestone 5

The Parties have reached agreement in relation to a Milestone 5 related to [***], and upon signature of this Sixth Amendment, Orchard will procure that Orchard Therapeutics PLC shall issue 75,413 ordinary shares in Orchard Therapeutics PLC to BioMedica.

1.3[***]

Notwithstanding clause 4.8 of the Agreement, it has been agreed between the Parties and understood and acknowledged by BioMedica, [***].

1.4 FTE Rates

(a) Orchard accepts and agrees that BioMedica will [***].

(b)Orchard further accepts and agrees that BioMedica shall [***].

1.5 MPSIIIA Program

(a)The Parties agree that [***].

(b)BioMedica acknowledges and agrees that it will [***].

2.Share Restrictions

2.1BioMedica accepts that the ordinary shares to be issued to BioMedica pursuant to clauses 1.1 and 1.2 above will be issued by Orchard Therapeutics PLC to BioMedica upon the successful completion of the above milestones within any applicable timescale(s). Upon such completion, the issuance of the ordinary shares will be awarded to BioMedica on the following conditions (in addition to any restrictions imposed by trading and securities laws of the United States or Nasdaq, which BioMedica acknowledges and agrees to adhere to by signing this Sixth Amendment):

2.1.1such ordinary shares will not be sold within [***] of the ordinary shares being issued to BioMedica;

2.1.2prior to selling any such ordinary shares BioMedica will notify Orchard in writing no fewer than [***] prior to BioMedica’s intention to sell such ordinary shares;

CERTAIN IDENTIFIED INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY “[***]”,  HAS BEEN EXCLUDED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

2.1.3subject to clauses 2.1.1. and 2.1.2, BioMedica can sell no more than [***] ordinary shares on any [***]; and

2.1.4Subject to clauses 2.1.1 to 2.1.3, BioMedica can sell no more than [***] ordinary shares in any [***].

3.General

3.1The effective date of this Sixth Amendment shall be the date of the last signature to this Sixth Amendment.

3.2 Except as specifically amended by this Sixth Amendment, the terms and conditions of the Agreement shall remain in full force and effect. All capitalized terms used but not otherwise defined in this Sixth Amendment shall have the meanings given to such terms in the Agreement.

3.3This Sixth Amendment, and any dispute arising out of or relating to it, shall be governed by the laws of England, in accordance with clause 12.14 of the Agreement.

For and on behalf of	For and on behalf of
OXFORD BIOMEDICA (UK) LIMITED:	ORCHARD THERAPEUTICS (EUROPE) LTD:

Signature /s/ Jason H. Slingsby	Signature /s/ Frank Thomas
Print name Jason H. Slingsby	Print name Frank Thomas
Job title CBO	Job title CFO, CBO
Date 15th April 2020	Date 14-Apr-2020